SECURITIES AND EXCHANGE COMMISSION


                          Washington, DC  20549


                               FORM 8-K


                            CURRENT REPORT

                  Pursuant to Section 13 or 15 (d) of the
                    Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):    July 29, 1997



                       (DE) U.S. Environmental, Inc.
           (Exact name of registrant as specified in charter)



    Delaware                33-25969-NY            11-2906904
(State or other             (Commission           (IRS Employer
 jurisdiction               File Number)         Identification No.)
of incorporation)



                   201 East Kennedy Blvd., Suite 1900
                         Tampa, Florida   33602
                (Address of principal executive offices)


Registrant's telephone number, including area code      (813) 228-0285

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
------------------------------------------------------

(a)      (1)     Stan A. Metter, CPA, the independent accountant which was
previously engaged as the principal accountant to audit the Registrant's financial statements, was dismissed on July 29, 1997. Registrant stated that the reason for the dismissal was based solely on the Registrant's desire, subsequent to the relocation of its main corporate offices to Tampa, Florida, to engage a local accounting firm. Such change in the certifying accountant was not due to any disagreement between the Registrant and its former independent accountant or the declination of such accountant to stand for re-election.

     (2) The principal accountant's report on the financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified as to uncertainty, audit scope, or accounting principles. However, the Independent Auditors' Report dated October 30, 1996 (except for Note 12 as to which the date was November 22,
1996) relating to the Company's consolidated financial statements for the fiscal year ended September 30, 1996 prepared by Stan A. Metter, Certified Public Accountant, contained a paragraph indicating that certain conditions raised substantial doubt as to the Company's ability to continue as a going concern and that the Company's consolidated financial statements had been prepared assuming that the Company would continue as a going concern

     (3) The decision to change accountants was approved by the Board of Directors.

     (4) During the Registrant's two most recent fiscal years and the subsequent interim period preceding the change of accountants, there were no disagreements with the former accountant on any manner of accounting principles or practices, financial statement disclosure or auditing scope of procedure, which disagreement if not resolved to the satisfaction of the former accountant would have caused it to make reference to the matter of disagreement in its report.

(b) Prior to the engagement of Pender Newkirk & Co., no member of that firm was consulted by the Registrant (i) for the purpose of obtaining a written report or oral advice with regard to the application of accounting principles to a specified transaction of the Registrant, either completed or proposed, (ii) regarding an inquiry as to the type of audit opinion that may be rendered on the Registrant's financial statements or (iii) regarding any matter that was the subject of a disagreement with Stan Metter, CPA or which constituted a reportable event pursuant to Item 304(a)(1)(v) of Regulation 8-K. The name and address of the Registrant's new independent accountant is:

            Pender Newkirk & Co.
            100 South Ashley Drive, Suite 1650
            Tampa, Florida 33602
            Telephone: (813) 229-2321
            Fax:       (813) 229-2359


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS
---------------------------------------------

     c.  Exhibit 16.2 - Letter re change in certifying accountant

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          U. S. ENVIRONMENTAL, INC.

                                          /s/ Robert W. Lewis
DATED: August 4, 1997
                                          By: Robert W. Lewis
                                              Treasurer and
                                              Chief Financial Officer

                                 EXHIBIT 16.2

                               STAN A. METTER
                        CERTIFIED PUBLIC ACCOUNTANT
                               841 DeKalb Pike
                            Blue Bell, PA   19422
                          Telephone (610) 278-9444
                             Fax (610) 278-9298


August 4, 1997

Securities and Exchange Commission
450 Fifth Street NW
Washington, DC   20549

RE: (DEL) Environmental, Inc.
    Form 8-K filed August 4, 1997


Dear Sir or Madam:

I have read Item 4 of the Form 8-K dated August 4, 1997, of (DEL) U.S. Environmental, Inc. and are in agreement with the statements contained therein.



Very truly yours,

/s/ Stan A. Metter

Stan A. Metter
Certified Public Accountant